UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2012

	Exact name of registrant as specified	I.R.S.
	in its charter, state of incorporation,	Employer
Commission	address of principal executive offices,	Identification
File Number	telephone	Number

1-16305	PUGET ENERGY, INC.	91-1969407
A Washington Corporation
10885 - N.E. 4th Street, Suite 1200
Bellevue, Washington 98004-5591
(425) 454-6363

1-4393	PUGET SOUND ENERGY, INC.	91-0374630
A Washington Corporation
10885 - N.E. 4th Street, Suite 1200
Bellevue, Washington 98004-5591
(425) 454-6363

___________

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Puget Sound Energy, Inc. ("PSE") and Puget Energy, Inc. (collectively, the "Company") have appointed Michael J. Stranik to serve as Controller and Principal Accounting Officer, effective June 13, 2012. In connection with his appointment as the Principal Accounting Officer, Mr. Stranik will assume the responsibilities of the Principal Accounting Officer from Daniel A. Doyle, the Company's Senior Vice President and Chief Financial Officer.

Prior to his appointment as Controller and Principal Accounting Officer, Mr. Stranik, 48, served as Director and Assistant Controller - Financial Reporting of the Company since March 2011. Prior to that, he served as Director and Assistant Controller of the Company from November 2002 to March 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

PUGET SOUND ENERGY, INC.

By: /s/ Daniel A. Doyle
Dated: June 19, 2012	Daniel A. Doyle Senior Vice President and Chief Financial Officer